                                                                   Exhibit 10.4


                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of April 9, 1998, by and among Quicksilver Resources Inc., a Delaware corporation (the "Company"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Trust Company of the West, a California trust company, in the capacity indicated on the signature pages hereto ("TCW").

     This Agreement is made pursuant to the Agreement and Plan of Reorganization and Merger (the "Merger Agreement") dated as of March 31, 1998 by and among the Company, JEDI, TCW, Quicksilver Energy, L.C., Michigan Gas Partners, Limited Partnership and Mercury Exploration Company. In order to induce JEDI and TCW to enter into the Merger Agreement, the Company has agreed to provide the registration and other rights set forth in this Agreement. Pursuant to the Merger Agreement, JEDI will become the owner of 13,000 shares (the "JEDI Shares") of the common stock, par value $.01 per share, of the Company (the "Common Stock"), and TCW will become the owner of 13,000 shares (the "TCW Shares") of Common Stock. The execution and delivery of this Agreement is a condition to the Closing (as defined in the Merger Agreement) under the Merger Agreement.

     The parties agree as follows:


                                  ARTICLE I

     Section 1.01. DEFINITIONS. The terms set forth below are used herein as so defined:

          "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "HOLDER" means the record holder of any Registrable Securities.

          "JEDI REGISTRABLE SECURITIES" means the JEDI Shares and, if held by JEDI or an Affiliate of JEDI, any other shares of Common Stock, and any other securities issued or issuable to any Holder upon the exchange or conversion (by merger or otherwise) of any of the JEDI Shares or such other shares of Common Stock, until such time as such securities cease to be Registrable Securities pursuant to Section 1.02 hereof.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, business trust, trust or unincorporated entity.

          "REGISTRABLE SECURITIES" means the JEDI Registrable Securities and the TCW Registrable Securities.

          "SELLING HOLDER" means a Holder who is selling Registrable Securities pursuant to a Registration Statement (as defined herein).

          "TCW REGISTRABLE SECURITIES" means the TCW Shares and, if held by TCW or an Affiliate of TCW, any other shares of Common Stock, and any other securities issued or issuable to any Holder upon the exchange or conversion (by merger or otherwise) of any of the TCW Shares or such other shares of Common Stock, until such time as such securities cease to be Registrable Securities pursuant to Section 1.02 hereof.

     Section 1.02. REGISTRABLE SECURITIES. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement (as defined in Section 2.01(b)) covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the "Commission") and such Registrable Security has been issued, sold or disposed of pursuant to such effective Registration Statement, (ii) such Registrable Security is disposed of to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the "Securities Act"), (iii) such Registrable Security is eligible to be, and at the time of determination can be, disposed of to the public pursuant to paragraph (k) of Rule 144 (or any similar provision then in force) under the Securities Act or (iv) such Registrable Security is held by the Company or one of its subsidiaries.


                                 ARTICLE II

     Section 2.01. DEMAND REGISTRATION. (a) Any time after the date of this Agreement at which the Common Stock (or any other class or series of securities of the Company or any other Person of which Registrable Securities are a part) is registered with the Commission under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any Holder or Holders who collectively beneficially own at least a majority of the JEDI Registrable Securities or at least a majority of the TCW Registrable Securities, in each case outstanding at such time, may request (a "Request Notice") the Company to register under the Securities Act all or any portion (provided that such portion will have an aggregate offering price of at least $1,000,000) of the JEDI Registrable Securities or TCW Registrable Securities, as applicable, that are held by such Holder or Holders (collectively, the "Original Requesting Holders") for sale in the manner specified in the Request Notice.

          (b) Promptly following receipt of a Request Notice, the Company shall immediately notify each Holder (except the Original Requesting Holders) of the receipt of a Request Notice and shall use its best efforts to file a registration statement under the Securities Act (each such registration statement is hereinafter referred to as a "Registration Statement") effecting the registration under the Securities Act, for public sale in accordance with the method of disposition specified in such Request Notice, of the Registrable Securities specified in the Request Notice (and in any notices received from any additional Holders other than the Original Requesting Holders no later than the 15th day after receipt of the notice sent by the Company) (such additional Holders and the Original Requesting Holders are hereinafter referred to collectively as the "Requesting Holders"). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the Requesting Holders holding a majority of the Registrable Securities requested to be registered, which approval shall not be withheld unreasonably. The Company shall be obligated to register Registrable Securities pursuant to this Section 2.01 on three occasions only with respect to Request Notices delivered by the Holders of a majority of the JEDI Registrable Securities and on three occasions only with respect to Request Notices delivered by Holders of a majority of the TCW Registrable Securities. For purposes of the foregoing sentence, a request pursuant to this Section
2.01 shall be counted only when (i) all the Registrable Securities requested to be included in any such registration have been so included, (ii) the corresponding Registration Statement has become effective under the Securities Act, and (iii) the effectiveness of the Registration Statement has been maintained for the period specified in Section 2.03(g) below; provided, however, that a request shall be counted in the event that clause (i), (ii) or (iii) above is not satisfied for reasons that are solely within the control of the Original Requesting Holders. Notwithstanding anything to the contrary contained herein, the Company may delay the filing or effectiveness of a Registration Statement after receipt of a Request Notice (i) for up to 60 days if, at the time of such request, a firm commitment underwritten public offering of the Company's securities is being conducted (A) pursuant to a Request Notice under this Section 2.01 or (B) in which Holders may include Registrable Securities and for which the Company has delivered the notice to Holders required by the first sentence of Section 2.02 or (ii) for up to 45 days if, within five days after the date of such request, the Board of Directors of the Company determines in its reasonable judgment and in good faith that the filing of such a Registration Statement or the making of any required disclosure in connection therewith would have a material adverse effect on the Company or substantially interfere with a significant transaction in which the Company is then engaged; provided that the Company may not delay the filing of a Registration Statement in reliance on this clause (ii) more than once during any period of eighteen consecutive calendar months.

          (c) The Company shall be entitled to include in any Registration Statement filed pursuant to this Section 2.01, for sale in accordance with the method of disposition specified by the Original Requesting Holders, securities of the Company entitled to vote generally in the election of directors (or any securities convertible into or exchangeable for or exercisable for the purchase of securities so entitled generally to vote in the election of directors) (collectively, "Voting Securities") to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering) or in the opinion of the Requesting Holders owning a majority of the Registrable Securities requested to be registered (if such method of distribution is not an underwritten public offering), such inclusion would adversely affect the price or materially jeopardize the successful marketing of the Registrable Securities to be sold. Any Person, other than a Holder, who is entitled to piggy-back registration rights with respect to a Registration Statement filed pursuant to this Section 2.01 may include Voting Securities of the Company with respect to which such rights apply in such Registration Statement for sale in accordance with the method of disposition specified by the Original Requesting Holders, except and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering) or in the opinion of the Requesting Holders owning a majority of the Registrable Securities requested to be registered (if such method of distribution is not an underwritten public offering), such inclusion would adversely affect the price or materially jeopardize the successful marketing of the Registrable Securities to be sold. In the event that, in the opinion of the managing underwriter (if the method of distribution is an underwritten public offering), the number of Registrable Securities to be included by Requesting Holders in a registration pursuant to this Section 2.01 exceeds the number (the "Maximum Number") of Registrable Securities that may be included without adversely affecting the price or materially jeopardizing the marketing of Registrable Securities, then the number of Registrable Securities to be included in the registration shall be reduced to the Maximum Number of Registrable Securities. In effecting such reduction, the number of Registrable Securities to be included by each Requesting Holder shall be reduced in proportion to the respective number of Registrable Securities requested to be included by each Requesting Holder. Except as provided in this subsection (c), the Company will not effect any other registration of its Voting Securities (except with respect to Registration Statements on Form S-4 or S-8 for purposes permissible under such forms as of the date hereof), whether for its own account or that of any other security holder, from the date of receipt of a Request Notice requesting the registration of an underwritten public offering until the completion of the distribution by the underwriters of all securities thereunder or, if sooner, until 60 days following the date of effectiveness under the Securities Act of the Registration Statement relating to the request notice. In addition, in connection with any underwritten public offering pursuant to a request notice under this Section 2.01, the Company will, if requested by the underwriters, cooperate with the underwriters in obtaining from the officers, directors and significant stockholders (other than Holders) of the Company customary lock-up agreements prohibiting the sale of Voting Securities by such persons for a period not to exceed 60 days following effectiveness under the Securities Act of the Registration Statement relating to the request notice.

          (d) Until no Registrable Securities remain outstanding, the Company shall not issue any demand registration rights to any person or entity without the prior written consent of the

Holders of a majority of the JEDI Registrable Securities and the Holders of a majority of the TCW Registrable Securities.

          Section 2.02. PIGGY-BACK REGISTRATION. If the Company proposes to register any Voting Securities under the Securities Act for sale to the public for cash for its own account or for the account of its security holders other than Holders (except with respect to Registration Statements on Forms S-4 or S-8 for purposes permissible under such forms as of the date hereof), each such time it will give written notice to all Holders of its intention to do so no less than 20 days prior to the anticipated filing date. Upon the written request of any Holder, received by the Company no later than the 15th day after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the securities otherwise being sold pursuant to such registration, any of its Registrable Securities (which request shall state the intended method of distribution thereof if the Company's offering is not an underwritten offering), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, on the same terms and conditions as any similar securities included therein, all to the extent requisite to permit the sale or other disposition by each Holder (in accordance with its written request) of such Registrable Securities so registered; PROVIDED, HOWEVER, that the Company may at any time prior to the effectiveness of any such Registration Statement, in its sole discretion and without the consent of any Holder, abandon the proposed offering in which any Holder had requested to participate. The number of Registrable Securities to be included in such a registration shall be reduced or eliminated if and to the extent, in the case of an underwritten offering, the managing underwriter shall render to the Holders that have requested inclusion of Registrable Securities in such offering its opinion that such inclusion would adversely affect the price or materially jeopardize the successful marketing of the securities (including the Registrable Securities) proposed to be sold therein; PROVIDED, HOWEVER, that such number of shares of Registrable Securities shall not be reduced if any securities included in such registration are included other than for the account of the Company or a Holder. From and after the date of this Agreement and until no Registrable Securities remain outstanding, the Company shall not grant any piggy-back registration rights to any Person unless such rights are expressly made subject to the prior right of Holders to include any or all of their Registrable Shares before such other Person includes any shares in any registration with respect to which, in the opinion of the managing underwriter (if the method of distribution is an underwritten public offering) or in the opinion of the Holders owning a majority of the Registrable Securities requested to be registered (if such method of distribution is not an underwritten public offering), the inclusion in the offering of all shares requested to be registered by all Persons holding registration rights would adversely affect the price or materially jeopardize the successful marketing of the securities (including the Registrable Securities) to be sold. In the event that the number of Registrable Securities to be included in a registration is to be reduced as provided above, the number of Registrable Securities to be included by each Holder shall be reduced in proportion to the respective numbers of Registrable Securities specified in their respective written requests for registration. Notwithstanding anything to the contrary contained in this Section 2.02, in the event that there is a firm commitment underwritten offering of securities of the Company pursuant to a Registration Statement covering Registrable Securities and a Holder does not elect to sell (or elects to sell but is selling or being permitted to sell less than all of) its Registrable Securities to the underwriters of the Company's securities in connection with such offering, such Holder shall not (other than to the underwriters in such offering) offer for sale, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock during the period of distribution of the Company's securities by such underwriters, which shall be specified in writing by the underwriters, shall not exceed any period during which management of the Company and others are similarly prohibited from disposing of shares of Common Stock and shall not be a period greater than 10 days prior to and 60 days following the date of effectiveness under the Securities Act of the Registration Statement relating thereto if the net proceeds to the Company from such offering will be $50,000,000 or greater and shall not be a period greater than 10 days prior to and 45 days following the date of effectiveness under the Securities Act of the Registration Statement relating thereto if the net proceeds to the Company from such offering will be less than $50,000,000.

     Section 2.03. REGISTRATION PROCEDURES. If and whenever the Company is required pursuant to this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file as promptly as possible with the Commission a Registration Statement, on a form available to the Company, with respect to such securities (which filing shall be made within 45 days after the receipt by the Company of a Request Notice) and use its best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective for the period of the distribution contemplated thereby (determined pursuant to subparagraph (g) below); provided, however, that the Company shall provide all Selling Holders reasonable opportunity to review, prior to filing, the Registration Statement and any amendment thereto or prospectus included therein and shall not file any such Registration Statement, amendment or prospectus to which any such Selling Holder reasonably objects;

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in subsection (g) below and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the sellers' intended method of disposition set forth in such Registration Statement for such period;

          (c) furnish to each Selling Holder and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission) as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

          (d) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request; provided, however, that the Company shall not be required to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) immediately notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and as promptly as practicable amend the Registration Statement or supplement the prospectus or take other appropriate action so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that, in the case of a shelf registration, the Company, on one occasion during each such registration, may suspend the effectiveness of such Registration Statement or otherwise prohibit sales thereunder by the Selling Holders, the Company and any other Person entitled to sell securities thereunder for a period of up to 45 days, during which time the Selling Holders shall not sell any Registrable Securities, if the Board of Directors determines in its reasonable judgment and in good faith that the making of any required disclosure in connection therewith would have a material adverse effect on the Company or substantially interfere with a significant transaction in which the Company is then engaged;

          (f) in the case of an underwritten public offering, furnish, (i) on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such Registration Statement, an opinion of counsel for the Company dated as of such date and addressed to the underwriters and to the Selling Holders, stating that such Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder of the Commission (except that such counsel need express no opinion as to the financial statements or any engineering report contained or incorporated therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters, and (ii) on the effective date of the Registration Statement and on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such Registration Statement, a letter dated such dates from the independent accountants retained by the Company, addressed to the underwriters and to the Selling Holders, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company and the schedules thereto that are included or incorporated by reference in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable requirements of the Securities Act and the published rules and regulations thereunder, and such letter shall additionally address such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) included in the Registration Statement in respect of which such letter is being given as the underwriters may reasonably request;

          (g) make available for inspection by representatives of the Selling Holders, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Selling Holders or underwriter (the "Inspectors") (provided, however, that the Inspectors shall not include more than one accounting firm, one law firm and three other representatives appointed by the Selling Holders selling JEDI Registrable Securities and not more than one accounting firm, one law firm and three other representatives appointed by the Selling Holders selling TCW Registrable Securities), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. For purposes of subsections (a) and (b) above and of
Section 2.01(c) of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or one year, excluding any period of time during which Selling Holders are prohibited from selling Registrable Securities pursuant to Section 2.02 or 2.03(e) hereof;

          (h) use its best efforts to keep effective and maintain for the period specified in subparagraph (g) a registration, qualification, approval or listing obtained to cover the Registrable Securities as may be necessary for the Selling Holders to dispose thereof and shall from time to time amend or supplement any prospectus used in connection therewith to the extent necessary in order to comply with applicable law;

          (i) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities; and

          (j) enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

     In connection with each registration hereunder, each Selling Holder will furnish promptly to the Company in writing such information with respect to itself and the proposed distribution by it as shall be reasonably necessary in order to ensure compliance with federal and applicable state securities laws.

     In connection with each registration hereunder with respect to an underwritten public offering, the Company and each Selling Holder agree to enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company or the Selling Holders that is inconsistent with the provisions hereof; and further provided, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, the Selling Holders and such managing underwriter.

     Section 2.04. EXPENSES. (a) All expenses incident to the Company's performance under or compliance with this Agreement, including without limitation, all registration and filing fees, blue sky fees and expenses, printing expenses, listing fees, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and reasonable out-of-pocket expenses (including, without limitation, legal fees of one counsel for the Selling Holders selling JEDI Registrable Securities and one counsel for the Selling Holders selling TCW Registrable Securities) of the Selling Holders, but excluding any Selling Expenses (as defined below), are herein called "Registration Expenses." All underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities are herein called "Selling Expenses."

          (b) Except as provided below, the Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to this Agreement, whether pursuant to Section 2.01 or 2.02 and whether or not the Registration Statement becomes effective, and the Selling Holders shall pay Selling Expenses in connection with any Registrable Securities registered pursuant to this Agreement. Notwithstanding the foregoing, on the second and third occasions of the exercise of demand registration rights under Section 2.01 hereof pursuant to a Request Notice delivered by Holders of a majority of the JEDI Registrable Securities, the Selling Holders who are Holders of JEDI Registrable Securities shall pay all Registration Expenses except for any Registration Expenses attributable to the inclusion in such registration of any Voting Securities by the Company or any other Person that is not a Holder of JEDI Registrable Securities; provided, however, that the Holders of JEDI Registrable Securities shall not be required to pay any Registration Expenses pursuant to this sentence for any registration pursuant to Section 2.01 that is not counted as a request pursuant to Section 2.01(b).

     Section 2.05. INDEMNIFICATION. (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder and its directors, officers, employees and agents and each underwriter of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities (including reasonable attorneys' fees) ("Losses"), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Selling Holder, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in such Registration Statement or prospectus.

          (b) Each Selling Holder agrees to indemnify and hold harmless the Company, each other Selling Holder and their respective directors, officers, employees and agents and each Person, if any, who controls the Company or such other Selling Holders within the meaning of the

Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of such Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section
2.05. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.05 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) If the indemnification provided for in this Section 2.05 is not available to the Company or the Selling Holders or is insufficient to hold them harmless in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of each Selling Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, however, that the liability of such Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.


                                  ARTICLE III

     Section 3.01. COMMUNICATIONS. All notices and other communications provided for or permitted hereunder shall be made in writing by telecopy, courier service or personal delivery:

          (a) if to a Holder of Registrable Securities, at the most current address given by such Holder of the Company in accordance with the provisions of this Section 3.01, which addresses initially are, with respect to JEDI and TCW, the addresses set forth in the Merger Agreement, and

          (b) if to the Company, initially at its address set forth in the Merger Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 3.01.

          All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

     Section 3.02. SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities. This Agreement shall be binding upon any successor to the Company, whether by merger, stock purchase or purchase of all or substantially all assets of the Company, and the Company and such successors shall not engage in any such transaction unless such successor agrees to be bound by the terms of this Agreement.

     Section 3.03. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     Section 3.04. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 3.05. GOVERNING LAW. The laws of the State of Texas shall govern this Agreement without regard to principles of conflict of laws.

     Section 3.06. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

     Section 3.07. ENTIRE AGREEMENT. This Agreement, together with the Merger Agreement and the other Basic Documents (as defined in the Merger Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or in the Basic Documents with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Merger Agreement.
 This Agreement, the Merger Agreement and the other Basic Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

     Section 3.08. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     Section 3.09. AMENDMENT. This Agreement may be amended only by means of a written amendment signed by the Company, the Holders of a majority of the JEDI Registrable Securities and the Holders of a majority of the TCW Registrable Securities.

     Section 3.10. REGISTRABLE SECURITIES HELD BY THE COMPANY OR ITS AFFILIATES. In determining whether the Holders of the required amount of Registrable Securities have concurred in any direction, amendment, supplement, waiver or consent, Registrable Securities owned by the Company or one of its Affiliates (other than JEDI, TCW and their respective Affiliates) shall be disregarded.

     Section 3.11. ASSIGNMENT OF RIGHTS. (a) The rights of any Holder under this Agreement may be assigned to any Person who acquires any Registrable Securities. Any assignment of registration rights pursuant to this Section 3.11(a) shall be effective only upon receipt by the Company of written notice from such assigning Holder stating the name and address of any assignee.

          (b) The rights of an assignee under Section 3.11(a) shall be the same rights granted to the assigning Holder under this Agreement. In connection with any such assignment, the term "Holder" as used herein shall, where appropriate to assign the rights and obligations of the assigning Holder hereunder to such assignee, be deemed to refer to the assignee.

     Section 3.12. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              QUICKSILVER RESOURCES INC.


                              By: /s/ Glenn Darden
                                  -------------------------------
                              Name: Glenn Darden
                                    -----------------------------
                              Title: Vice President
                                     ----------------------------


                              JOINT ENERGY DEVELOPMENT
                              INVESTMENTS LIMITED PARTNERSHIP

                              By:  Enron Capital Management Limited
                                   Partnership, its General Partner

                              By:  Enron Capital Corp., its General Partner


                              By: /s/ Jesse E. Neyman
                                  -------------------------------
                              Name: Jesse E. Neyman
                                    -----------------------------
                              Title: Agent and Attorney-in-Fact
                                     ----------------------------

                              TRUST COMPANY OF THE WEST,
                              a California trust company, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 869-3062

                              By:  TCW ASSET MANAGEMENT COMPANY,
                                   a California corporation, as Investment
                                   Manager under that certain Agreement dated as of June 13, 1994, between TCW Asset Management Company and Morgan Stanley Group, Inc.


                              By: /s/ George R. Hutchinson
                                  -------------------------------
                              Name: George R. Hutchinson
                                    -----------------------------
                              Title: Managing Director
                                     ----------------------------



                              By: /s/ Marc A. MacAluso
                                  -------------------------------
                              Name: Marc A. MacAluso
                                    -----------------------------
                              Title: Senior Vice President
                                     ----------------------------